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                                                                   Exhibit 10.11





                                 PROTARGA, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN



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
1. Purpose.....................................................................................1

2. Definitions.................................................................................1

3. Eligibility.................................................................................3

4. Offering Periods............................................................................3

5. Participation...............................................................................3

6. Method of Payment of Contributions..........................................................4

7. Grant of Option.............................................................................5

8. Exercise of Option..........................................................................6

9. Delivery....................................................................................6

10. Voluntary Withdrawal; Termination of Employment............................................6

11. Interest...................................................................................7

12. Stock......................................................................................7

13. Administration.............................................................................8

14. Designation of Beneficiary.................................................................8

15. Transferability of Options and Shares......................................................8

16. Use of Funds...............................................................................8

17. Reports....................................................................................9

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.........................9

19. Amendment or Termination..................................................................10

20. Notices...................................................................................11

21. Conditions to Issuance of Shares..........................................................11

22. Term of Plan; Effective Date..............................................................11


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                                 PROTARGA, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 2001 Employee Stock Purchase Plan of Protarga, Inc.

1. PURPOSE

         The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS

         2.1. BOARD means the Board of Directors of the Company.

         2.2. CODE means the Internal Revenue Code of 1986, as amended.

         2.3. COMMON STOCK means the Common Stock, par value $0.001 per share, of the Company.

         2.4. COMPANY means Protarga, Inc., a Delaware corporation.

         2.5. COMPENSATION means all regular straight time compensation including commissions but shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other irregular or infrequent compensation or benefits.

         2.6. CONTINUOUS STATUS AS AN EMPLOYEE means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

         2.7. CONTRIBUTIONS means all amounts credited to the account of a participant pursuant to the Plan.

         2.8. CORPORATE TRANSACTION means a merger or consolidation of the Company with and into another person or the sale, transfer, or other disposition of all or

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substantially all of the Company's assets to one or more persons (other than any wholly-owned subsidiary of the Company) in a single transaction or series of related transactions.

         2.9. DESIGNATED SUBSIDIARIES means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         2.10. EMPLOYEE means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

         2.11. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.12. INITIAL OFFERING PERIOD means the first Offering Period of the Plan.

         2.13. OFFERING COMMENCEMENT DATE means the first business day of each Offering Period of the Plan.

         2.14. OFFERING PERIOD means any of the periods, generally of six (6) months duration, as set forth in Section 4.

         2.15. OFFICER means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         2.16. OFFERING TERMINATION DATE means the last day of each Offering Period of the Plan.

         2.17. PLAN means this Employee Stock Purchase Plan.

         2.18. PURCHASE PRICE means with respect to an Offering Period an amount equal to 85% of the Fair Market Value (as defined in Section 7.2 below) of a Share on the Offering Commencement Date or on the Offering Termination Date, whichever is lower; provided, however, that in the event (i) of an increase in the number of Shares available for issuance under the Plan as a result of a stockholder-approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to the Offering Period underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Commencement Date for such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Offering Termination Date, whichever is lower.

         2.19. SHARE means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

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         2.20. SUBSIDIARY means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. ELIGIBILITY

         3.1. Any person who is an Employee as of the Offering Commencement Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Sections 5.1 and
5.3 and the limitations imposed by Section 423(b) of the Code.

         3.2. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7.2 below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. OFFERING PERIODS

         Each Offering Period will begin on January 1 or July 1 and end on the next following June 30 or December 31, respectively. However, the first Offering Period shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and continue until [JUNE 30, 2002]. At any time and from time to time, the Board may change the duration and/or the frequency of Offering Periods with respect to future Offering Periods or suspend operation of the Plan with respect to Offering Periods not yet commenced.

5. PARTICIPATION

         5.1. An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Commencement Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant's Compensation (subject to Section 6.1 below) to be paid as Contributions pursuant to the Plan.

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         5.2. Payroll deductions shall commence on the first payroll following the Offering Commencement Date and shall end on the last payroll paid on or prior to the Offering Termination Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

         5.3. Participation in the Plan for the Initial Offering Period shall be on the same terms and conditions as are set forth in the Plan in respect of Offering Periods generally, except as and to the extent otherwise expressly set forth in this Section 5.3:

                  (a) All eligible Employees as of the Offering Commencement Date of the Initial Offering Period shall automatically participate in the Plan and be granted an option pursuant to the Plan as of such Offering Commencement Date. Eligible Employees shall neither be required to submit a subscription agreement to participate in the Initial Offering Period nor be permitted to decline to participate in the Initial Offering Period (but any Contributions of a participant for the Initial Offering Period may be withdrawn as provided in
Section 10). However, any participation as to subsequent Offering Periods shall require submission of a subscription agreement and compliance with all other applicable provisions of the Plan.

                  (b) For purposes of determining the exercise price of options granted on the Offering Commencement Date of the Initial Offering Period, the Fair Market Value of a Share as of such Offering Commencement Date shall be the "Price to Public" as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

                  (c) At any time after the effectiveness of the Company's Registration Statement on Form S-8 with respect to the Plan and prior to the Offering Termination Date, a participant in the Plan for the Initial Offering Period may deliver by payment in cash or personal check amounts for credit as Contributions under the Plan with respect to the Initial Offering Period.

                  (d) The total Contributions credited to a participant's account under the Plan for the Initial Offering Period pursuant to subsection
(c) above, shall not exceed 20% of the participant's Compensation for the Initial Offering Period. Any excess shall be promptly refunded to the participant following the Offering Termination Date of the Initial Offering Period.


6. METHOD OF PAYMENT OF CONTRIBUTIONS

         6.1. A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) (or such other percentage as the Board may establish from time to time before an Offering Commencement Date) of such participant's Compensation on each payday during the Offering Period. All payroll deductions made by a participant

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shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         6.2. A participant may discontinue his or her participation in the Plan as provided in Section 10. In addition, if the Board has so announced to Employees at least five (5) days prior to the scheduled beginning of the next Offering Period to be affected by the Board's determination, a participant may, on one occasion only during each Offering Period, change the rate of his or her Contributions with respect to the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. Any such change in rate shall be effective as of the first payroll period following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such period and, if not, as of the second following payroll period.

         6.3. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 herein, a participant's payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%. Payroll deductions reduced to 0% in compliance with this Section 6.3 shall re-commence automatically at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in
Section 10.

7. GRANT OF OPTION

         7.1. On the Offering Commencement Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Offering Termination Date of that Offering Period a number of Shares determined by dividing such Employee's Contributions accumulated prior to such Offering Termination Date and retained in the participant's account as of the Offering Termination Date by the applicable Purchase Price. However, the maximum number of Shares an Employee may purchase during each Offering Period shall be 2,500. Shares or such other maximum as the Board may establish and announce as applicable to an Offering Period (subject to any adjustment pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 12.

         7.2. The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be determined by the Board in its discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on

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such date, on the immediately preceding trading date), as reported in The Wall
Street Journal.

8. EXERCISE OF OPTION

         Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on the Offering Termination Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Offering Termination Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

9. DELIVERY

         As promptly as practicable after each Offering Termination Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the Shares purchased upon exercise of his or her option. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant's account after an Offering Termination Date shall be returned to the participant.

10. VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT

         10.1. A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to each Offering Termination Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

         10.2. Upon termination of the participant's Continuous Status as an Employee prior to the Offering Termination Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

         10.3. In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

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         10.4. A participant's withdrawal during an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

11. INTEREST

         No interest shall accrue on the Contributions of a participant in the Plan.

12. STOCK

         12.1. Subject to adjustment as provided in Section 18, the maximum number of Shares which shall be made available for sale under the Plan shall be 30,000 Shares plus, on January 1, 2003 and each January 1 thereafter, an additional number of shares equal to the lesser of (i) that number of Shares necessary so that the total number of Shares available for new option grants under the Plan as of such January 1 will equal two percent (2%) of the Shares outstanding on the last day of the immediately preceding calendar year, and (ii) such number as the Board may determine. Notwithstanding the foregoing, and subject to adjustment in accordance with Section 18 no more than an aggregate of 150,000 Shares may be issued pursuant to this Plan. If the Board determines that, on a given Offering Termination Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Commencement Date, or (ii) the number of shares available for sale under the Plan on such Offering Termination Date, the Board may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Commencement Date or Offering Termination Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Offering Termination Date. The Company may make pro rata allocation of the Shares available on the Offering Commencement Date of the applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Commencement Date.

         12.2. The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

         12.3. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, as directed by the participant.

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13. ADMINISTRATION

         The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under this Plan.

14. DESIGNATION OF BENEFICIARY

         14.1. A participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Offering Termination Date of an Offering Period.

         14.2. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY OF OPTIONS AND SHARES

         Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10. In addition, if the Board has so announced to Employees at least five (5) days prior to the scheduled beginning of the next Offering Period to be affected by the Board's determination, any Shares acquired on the Offering Termination Date of such Offering Period may be subject to restrictions specified by the Board on the transfer of such Shares.

16. USE OF FUNDS

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         All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions from its other assets.

17. REPORTS

         Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

         18.1. ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of shares of Common Stock which may be purchased by a participant in an Offering Period, the number of shares of Common Stock set forth in Section 12.1 above, and the price per Share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         18.2. CORPORATE TRANSACTIONS. In the event of a dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Offering Period then in progress shall be shortened and a new Offering Termination Date shall be set (the "New Offering Termination Date"), as of which date the Offering Period then in progress will terminate. The New Offering Termination Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Offering Termination Date, that the Offering Termination Date for his or her option has been changed to the New Offering Termination Date and that his or her option will be exercised automatically on the New Offering Termination Date, unless prior to such date he or she has withdrawn from the

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Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

19. AMENDMENT OR TERMINATION

         19.1. The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on an Offering Termination Date or by the Board's setting a new Offering Termination Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and its stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant.

         19.2. Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or

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accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. NOTICES

         All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. CONDITIONS TO ISSUANCE OF SHARES

         Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. TERM OF PLAN; EFFECTIVE DATE

         The Plan shall become effective upon the IPO Date. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 19.

                                                                          SAMPLE

                                 PROTARGA, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

                                                             New Election
                                                                          ------

                                                       Change of Election
                                                                          ------

         1. I, __________________, hereby elect to participate in the Protarga, Inc. 2001 Employee Stock Purchase Plan (the "Plan") for the Offering Period __________, _____ to ______________, _____, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         2. I elect to have Contributions in the amount of _____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 20% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

         3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated, without interest or earnings, for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Offering Termination Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

         4. I understand that I may discontinue at any time prior to the Offering Termination Date my participation in the Plan as provided in Section 10 of the Plan. I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

         5. I have received a copy of the complete Protarga, Inc. 2001 Employee Stock Purchase Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                                 -------------------------------

                                                 -------------------------------

         7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

NAME: (Please print)
                                    --------------------------------------------
                                    (First)           (Middle)         (Last)

--------------------------------    --------------------------------------------
(Relationship)                      (Address)

                                    --------------------------------------------


         8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Commencement Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Offering Termination Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Offering Termination Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Offering Termination Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         9. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Commencement Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning certain tax implications of the purchase and sale of stock under the Plan.

                                      -3


         10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:
           ------------------------------------------

SOCIAL SECURITY #:
                   ----------------------------------

DATE:
       ----------------------------------------------

                                                                          SAMPLE

                                 PROTARGA, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

               EXERCISE AGREEMENT FOR THE INITIAL OFFERING PERIOD

         1. I have received a copy of the complete Protarga, Inc. 2001 Employee Stock Purchase Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         2. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                                    ----------------------------

                                                    ----------------------------

         3. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all shares due to me under the Plan:

NAME: (Please print)
                                  ----------------------------------------------
                                     (First)           (Middle)         (Last)

------------------------------       -------------------------------------------
(Relationship)....                   (Address)

                                     -------------------------------------------


         4. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Commencement Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Offering Termination Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Offering Termination Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Offering Termination Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         5. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Commencement Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning certain tax implications of the purchase and sale of stock under the Plan.

         6. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:
           ------------------------------------------

SOCIAL SECURITY #:
                   ----------------------------------

DATE:
       ----------------------------------------------

                                                                          SAMPLE

                                 PROTARGA, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         I, _____________, hereby elect to withdraw my participation in the Protarga, Inc. 2001 Employee Stock Purchase Plan (the "Plan") for the Offering Period that began on _________________, ________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

         I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

         The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Dated:
       --------------------------         --------------------------------------
                                                  Signature of Employee

                                          --------------------------------------
                                                  Social Security Number